Exhibit 99.9

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0000208995_1 R1.0.0.51160 MTR GAMING GROUP, INC. State Route 2 South P. O. Box 350 Chester, WV 26034 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4. For Against Abstain 1. To approve the Agreement and Plan of Merger, dated as of September 9, 2013, as amended November 18, 2013 and February 13, 2014, by and among MTR Gaming Group, Inc., Eclair Holdings Company, Ridgeline Acquisition Corp., Éclair Acquisition Company, LLC, Eldorado HoldCo LLC, and certain other parties thereto. 2. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the merger agreement. 3. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to MTR's named executive officers in connection with the mergers. 4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000208995_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . MTR GAMING GROUP, INC. SPECIAL MEETING OF STOCKHOLDERS (date ), 2014 Meeting Location1 Meeting Location2 Meeting Location3 This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Roger P. Wagner and Raymond K. Lee and each of them, with full power of substitution as the proxies of the undersigned, to vote all undersigned's shares of the common stock of MTR Gaming Group, Inc. ("the Company") at the Special Meeting of the Company's Stockholders to be held on (date) at (time) local time and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present. This proxy will be voted as specified. If no specification is made, this proxy wil be voted in favor of Proposals 1, 2, 3 and 4. PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side